Exhibit 10.2

REGISTRATION RIGHTS*

1.             Shelf Registration.  The Company shall use its reasonable best efforts to file a registration statement with the Commission within 60 days after the Closing Date.  Such registration statement shall relate to the offer and sale of the “Transfer Restricted Securities” by “Holders” (as such terms are hereinafter defined) from time to time pursuant to Rule 415 under the 1933 Act and in accordance with the methods of distribution set forth therein, which registration statement may be substituted for by one or more subsequent registration statements each relating to the offer and sale of the Transfer Restricted Securities by Holders from time to time (as in effect from time to time, the “Shelf Registration Statement”), and the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 90 days after the Closing Date, provided, however, that the Company shall use its reasonable best efforts to cause such Shelf Registration to be declared effective by the Commission within 180 days of the Closing Date if the Company is notified (orally or in writing) by the Commission that the Shelf Registration Statement will be reviewed, provided further, however, that the Company may delay such filing or effectiveness under the circumstances and during the periods described in Section 2 hereof.  In addition, the Company shall use its reasonable best efforts to keep the Shelf Registration Statement, as supplemented and amended, continuously effective with respect to Transfer Restricted Securities through August 31, 2008 (the “Effectiveness Period”) or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement.  For purposes of this Agreement: the term “Transfer Restricted Securities” means the shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants, until (i) the date on which such shares of Common Stock have been effectively registered under the 1933 Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which such shares of Common Stock may be immediately sold pursuant to Rule 144(k) so long as the Company has provided to its transfer agent a legal opinion that such shares of Common Stock may be issued without a restrictive legend if the Holder in whose name such shares are to be registered is not then an affiliate of the Company or (iii) the date on which such shares of Common Stock are distributed to the public pursuant to Rule 144 or any other applicable exemption under the 1933 Act without additional restriction upon public resale; the term “Holders” means Persons owning Transfer Restricted Securities, Notes or Warrants (provided however, that the term Holder shall not include any Person who receives Transfer Restricted Securities other than (x) by death, disability or gift or (y) pursuant to a transfer or an assignment of not less than an amount of the Transfer Restricted Securities equal to the number of shares of Common Stock a Holder would receive on the date of such assignment if such Holder converted an aggregate principal amount of $100,000 of Notes), and of which the Company is given written notice at the time of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Transfer Restricted Securities with respect to which such registration rights are being transferred or assigned; and, provided further, the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Agreement.  If pursuant to one or more transfers or assignments at any time there exists more than 10 Holders, the Company may, upon 30 days’ written notice to the Holders require that the Holders appoint a single agent for purposes of all communications between the Company and the Holders regarding registration rights, including, without limitation, for purposes of Section 4 hereof and a single legal counsel to such agent representing all of the Holders (the fees and expenses of such agent and counsel to be borne by the Holders); provided that if such agent and counsel are not appointed by a writing

*Unless otherwise defined in this Exhibit C, all capitalized terms used herein shall have the respective meanings ascribed to them in the annexed Note Purchase Agreement, dated September   , 2003 (the “Agreement”), between EquiFin, Inc., and John Winfield.

signed by the Holders of a majority of the Transfer Restricted Securities (assuming full conversion of all Notes and exercise of all Warrants) and delivered to the Company within 30 days of such notice from the Company, the Company may limit thereafter its communications with Holders under such Section 4 to the Holders of the three largest amounts of Transfer Restricted Securities (assuming full conversion of all Notes and exercise of all Warrants); the term “Person” means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof; and the term “Rule 144” means Rule 144 promulgated by the Commission pursuant to the 1933 Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

2.                                       Delay Periods.

(a)           If at any time prior to the expiration of the Effectiveness Period, counsel to the Company has determined in good faith that the filing of the Shelf Registration Statement or the compliance by the Company with its disclosure obligations in connection with the Shelf Registration Statement would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, then the Company may delay the filing of the Shelf Registration Statement (if not then filed) and shall not be required to maintain the effectiveness thereof or amend or supplement the Shelf Registration Statement for a period (an “Information Delay Period”) expiring upon the earlier to occur of (i) the date on which such material information is disclosed to the public or ceases to be material or the Company is able to so comply with its disclosure obligations and the Commission requirements or (ii) 45 days after counsel to the Company makes such good faith determination.  There shall not be two or more Information Delay Periods during any contiguous 180-day period.

(b)           If at any time prior to the expiration of the Effectiveness Period, the Company is advised by a nationally or regionally recognized investment banking firm selected by the Company that, in such firm’s written reasonable opinion addressed to the Company, sales of Common Stock pursuant to the Shelf Registration Statement at such time would materially adversely affect any immediately planned underwritten public financing by the Company, the Company shall not be required to maintain the effectiveness of the Shelf Registration Statement or amend or supplement the Shelf Registration Statement for a period (a “Transaction Delay Period”) commencing on the date of pricing of such financing and expiring upon the earliest to occur of (i) the abandonment of such financing or (ii) 120 days after the completion of such financing.  There shall not be more than one Transaction Delay Period during any contiguous 12-month period.

(c)           A Transaction Delay Period and an Information Delay Period are hereinafter collectively referred to as “Delay Periods” or a “Delay Period”.  The Company will give prompt written notice, in the manner prescribed herein, to each Holder of each Delay Period.  Such notice shall be given (i) in the case of a Transaction Delay Period, at least 10 days in advance of the commencement of such Delay Period, provided such notice need not state the precise date of such commencement, as long as the Company provides such Holder with at least 3 days’ notice of such date and provided such date is within 45 days of the date of the first notice given to such Holder and (ii) in the case of an Information Delay Period, as soon as practicable after the circumstances giving rise thereto are identified.  Such notice shall state to the extent, if any, as is practicable, an estimate of the duration of such Delay Period.  Each Holder, by his acceptance of any Notes, Warrants or Transfer Restricted Securities, agrees that (i) upon receipt of such notice of a Delay

Period it will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement and (ii) will not deliver any prospectus forming a part of the Shelf Registration Statement in connection with any sale of Transfer Restricted Securities, in each case until the expiration of such Delay Period.

3.                                       Liquidated Damages.

(a)           Except as provided in Section 3(c), if (i) the Shelf Registration Statement is not filed with the Commission within 60 days after the Closing Date, or (ii) the Shelf Registration Statement has not been declared effective by the Commission within 90 days after the Closing Date, or if the Company is notified (orally or in writing) by the Commission that the Shelf Registration will be reviewed, within 180 days of the Closing Date (the “Effectiveness Target Date”)  (each such event referred to in clauses (i) through (ii), a “Registration Default”), the Company will pay liquidated damages (“Liquidated Damages”) to each Holder of Notes, who has complied with its obligations under this Agreement, equal to 2% of the aggregate principal amount of Notes owned by such Holder, for each 30-day period that a Registrations Default continues.

All accrued Liquidated Damages shall be paid by the Company to “Record Holders” (as such term is hereinafter defined) entitled thereto on the next succeeding “Damages Payment Date” (as such term is hereinafter defined) by wire transfer of immediately available funds or by federal funds check.  Following the cure of all Registration Defaults, the accrual of Liquidated Damages will cease, but any Liquidated Damages accrued through the date of cure shall be paid to Record Holders on the next succeeding Damages Payment Date.  If the Registration Defaults described in either of clauses (i) or (ii) above arose solely because the applicable Holder or Holders failed to provide the Company with certain information within 20 business days after request therefor pursuant to Section 4(k), Liquidated Damages with respect thereto will not begin to accrue until 10 business days after such information has been provided to the Company.  For purposes hereof:  (i) the term “Damages Payment Date” means June 30 or December 31 in each year; (ii) the term “Record Holder” means with respect to any Damages Payment Date, each Person who is a holder of Notes on the record date with respect to interest payment on the Notes due on such date.

(b)           Intentionally Left Blank.

(c)           Notwithstanding the foregoing, the time periods specified in this Section 3 shall be tolled:

(i)            During the pendency of any circumstances beyond the Company’s control that prevent performance by the Company of its obligations hereunder despite the Company’s best efforts.  Such matters include events affecting issuers generally, such as the temporary closure of federal agencies, and events directly affecting the Company, such as the Company’s inability to obtain all information regarding an acquisition entity within a time period that would permit independent auditors to prepare any required audited financial information on a timely basis;

(ii)           During any Delay Period; and

(iii)          In the case of an “Underwritten Offering” (as defined in Section 4(l)).

4.             Registration Procedures.   In connection with the Shelf Registration Statement and any “Prospectus” (as such term is hereinafter defined) required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the following provisions shall apply:

(a)           The Company shall furnish to each Holder, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto or each amendment or supplement to the Prospectus included therein, and shall use its reasonable best efforts to reflect in each such document when so filed with the Commission, such comments as any Holder reasonably may propose; provided the Company shall not be obligated to consider any comments received from a Holder more than four business days after the Company sends by overnight courier or telecopy; or more than seven business days after the Company sends by regular mail such Shelf Registration Statement, amendment or supplement to the address for such Holder in the note register.  The Term “Prospectus” means the prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

(b)           The Company shall take such action as may be necessary so that (i) the Shelf Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any supplement or amendment thereto complies in all material respects with the 1933 Act and the rules and regulations thereunder, (ii) the Shelf Registration and any amendment thereto (in either case, other than with respect to written information furnished to the Company by or on behalf of any Holder specifically for inclusion therein) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statement therein not misleading and (iii) the Prospectus and any supplement thereto (in either case, other than with respect to such information from Holders), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)           The Company shall promptly advise the Holders (which advice pursuant to clauses (i) - (iv) shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) and, if requested by such Persons, to confirm such advice in writing;

(i)            when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement and any post-effective amendment thereto has become effective;

(ii)           of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

(iii)          of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; and

(iv)          of the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

(d)           If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

(e)           The Company shall furnish to each Holder of Transfer Restricted Securities included under the Shelf Registration Statement, without charge, at least one copy of the Shelf Registration Statement and each post-effective amendment thereto, including all financial statements and schedules, documents incorporated by reference therein and, if the Holder so requests in writing, all exhibits (including exhibits incorporated therein by reference).

(f)            The Company shall, during the Effectiveness Period, deliver to each Holder of Transfer Restricted Securities included under the Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto during the Effectiveness Period in accordance with applicable law.

(g)           Prior to any public offering pursuant to the Shelf Registration Statement, the Company shall use its reasonable best efforts to register or qualify or cooperate with the Holders of Transfer Restricted Securities registered thereunder, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of such Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as such Holders or underwriters reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of such Transfer Restricted Securities; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

(h)           The Company shall cooperate with the Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold under the Shelf Registration Statement, free of any restrictive legends and in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request in connection with the sales of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

(i)            Upon the occurrence of any event contemplated by Section 4(c)(ii)-(iv), the Company shall file (and use its reasonable best efforts to have declared effective as soon as possible) a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities registered under the Shelf Registration Statement, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading.  Each Holder of Transfer Restricted Securities registered under the Shelf Registration Statement agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 4(c)(ii)-(iv) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until such Holder receives copies of the supplemented or amended Prospectus contemplated by Section 4(f), or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and such Holder has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus.  If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice.  In the event the Company shall give any such notice, the time period regarding the Company’s obligations to maintain the effectiveness of the Shelf Registration Statement set forth in Section 1 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(c) hereof to and including the date when such Holder shall have received the copies of the supplemented or amended Prospectus contemplated by this Section 4(i).

(j)            The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders or otherwise provide in accordance with Section 11(a) of the 1933 Act, as soon as practicable after the effective date of the Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the 1933 Act.

(k)           The Company may require each Holder to furnish to the Company such information regarding such Holder and the distribution of such Holder’s Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement.  In addition, each Holder shall complete, execute and deliver all such other documents and undertakings as the Company may deem necessary or desirable for purposes of compliance with Federal and state securities laws.  The Company may exclude from such registration statement the Transfer Restricted Securities of any Holder that fails to furnish such information or complete, execute or deliver to the Company such other documents and undertakings within a reasonable time (which in any event shall not exceed 20 business days) after receiving the Company’s request for same.

(l)            The Company shall, if requested by the Holders of Transfer Restricted Securities being sold in an “Underwritten Offering” (as hereinafter defined) or the underwriter(s) thereof, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment, if necessary, such information as such underwriters and Holders reasonably agree should be included therein and to which the Company does not reasonably object, including, without limitation, information relating to the plan of distribution of the Transfer Restricted Securities, information with respect to the amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and with respect to any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.  The Company shall be obligated to comply with only one request by such Holders or such underwriter(s) for an Underwritten Offering.  The term “Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for re-offering to the public.

(m)          In connection with an Underwritten Offering, the Company shall enter into such customary agreements (including an underwriting agreement in customary form, if applicable) and take all such other appropriate actions in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to the Shelf Registration Statement; provided the Company shall not be obligated to enter into a lock-up agreement nor shall the Company be obligated to refrain in any manner from its capital raising activities, and in connection therewith, the Company shall (i) make such representations and warranties to the Holders of Transfer Restricted Securities registered thereunder and the underwriter(s), if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (ii) use its reasonable best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such underwriters and the Holders of a majority of the Transfer Restricted Securities being sold) addressed to each such Holder and underwriter covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (iii) if and to the extent permitted by Statement of Auditing Standards No. 72, obtain comfort letters and updates thereof from the Company’s independent certified public accountants addressed to the underwriters requesting the same, such letters to be in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings; (iv) in connection with an Underwritten Offering only, set forth in full or incorporate by reference in the underwriting agreement the indemnification provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to said Section; and (E) deliver such documents and certificates as may be reasonably requested by such Holders or underwriters to evidence compliance with Section 4(m)(i) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this Section 4(m).  The foregoing actions set forth in clauses (i), (ii), (iii) and (iv) of this Section 4(m) shall be performed at the closing under an Underwritten Offering.

(n)           The Company shall make available at reasonable times for inspection by the Holders of the Transfer Restricted Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney or accountant retained by any such Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with the Shelf Registration Statement subsequent to the filing thereof as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders or any such underwriter, attorney or accountant, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders and other parties.

(o)           The Company shall use its reasonable best efforts, subject to any applicable rules thereto, to cause all the Transfer Restricted Securities to be listed on each securities exchange on which the Common Stock is listed.

5.                                       Registration Expenses.

(a)           Except as otherwise provided in Section 8, the Company shall bear all expenses incurred in connection with the performance of or compliance with its obligations under Sections 1, 3, and 4 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses and fees and disbursements of counsel for the Company and all independent certified public accountants, and other persons retained by the Company (all such expenses being herein called “Registration Expenses”).  Registration Expenses shall also include the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

(b)           Each Holder will pay (i) the fees and disbursements of its counsel, if any, and (ii) any discounts and commissions incurred upon the sale of securities by it under the Shelf Registration Statement, and any expenses incurred by the underwriters, if any, of its Transfer Restricted Securities.

6.                                       Indemnification.

(a)           In connection with any Shelf Registration Statement, the Company shall indemnify and hold harmless each Holder, its officers and directors and each Person who controls such Holder within the meaning of the 1933 Act against any and all losses, claims, damages or liabilities and expenses whatsoever incurred, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue or alleged untrue statement of material fact contained in the Shelf Registration Statement, or any Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified Person, for any legal or other expense reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any case to the extent that any loss, claim, damage, liability or expense arises out of or is based upon (A) any such untrue or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company, specifically for inclusion therein or in any application for Blue Sky exemption or other document relating thereto, by or on behalf of any such Holder, any Person in control of such Holder within the meaning of the 1933 Act, and any underwriter of such Holder’s Transfer Restricted Securities; (B) failure by the Holder or any underwriter of such Holder’s Transfer Restricted Securities or any Person in control of such Holder or such underwriter, to comply with the method of sale required under any Blue Sky law, the 1933 Act and Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any regulation promulgated thereunder as set forth in any Blue Sky and securities compliance memorandum delivered by the Company to such Holder or underwriter, if any (other than as relating to the disclosures provided by the Company in the Memorandum); or (C) upon any representation or disclosure made by any such Person in connection with the offer and sale of the Transfer Restricted Securities which representation is not set forth in the Prospectus or was not otherwise authorized in writing to be made by the Company (items (i) (B) and (C) collectively, a “Securities Violation”) and (ii) the foregoing indemnity with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus relating to the Shelf Registration Statement shall not inure to the benefit of any Holder (or any Person controlling such Holder) from whom the Person asserting any such loss, claim, damage or liability purchases any of the Transfer Restricted Securities that are the subject thereof if such Person did not receive a copy of the final prospectus (or the final prospectus as supplemented) at or prior to the written confirmation of the sale of such Transfer Restricted Securities to such Person and the untrue statement or alleged omission contained in the preliminary prospectus was corrected in the final prospectus (or the final prospectus as supplemented).

The Company also agrees to indemnify or contribute to losses of, as provided in Section 6(d), any underwriters of Transfer Restricted Securities registered under the Shelf Registration Statement, their officers and directors and each Person, if any, who controls any such underwriter (within the meaning of the 1933 Act) on substantially the same basis as that of the indemnification of the Holders provided in this Section 6(a).

(b)           Each Holder and any underwriter (in an Underwritten Offering) shall indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company (within the meaning of the 1933 Act) against any and all losses, claims, damages, liabilities and expenses, described in the indemnity contained in Section 6(a) hereof, resulting from any untrue or alleged untrue statement of material fact contained in the Shelf Registration Statement or any amendment thereof or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such loss, claim, damage, liability or expense relates to or arises from information relating to such Holder or underwriter, as the case may be, furnished in writing by such Holder or underwriter, as the case may be, specifically for use in the Shelf Registration Statement or from a Securities Violation by such Holder or underwriter, as the case may be.

(c)           Any Person entitled to indemnification hereunder shall give notice as promptly as reasonably practicable to each indemnifying party of any claim or action commenced against it in respect of which indemnity may be sought hereunder; provided, however, that failure to so notify an indemnifying party shall not relieve such indemnifying party from any obligation that it may have pursuant to this Section except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided further, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than on account of this indemnity agreement.  If any such claim or action shall be brought against an indemnified party, the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that an indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, or (ii) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties.  It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties.  Each indemnified party, as a condition to the indemnity agreements contained in Sections 6(a) and 6(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim.   No indemnifying party shall be liable for any settlement or any such action effected without its written consent, but if settled with its written consent or if there be a final judgment (not subject to further review or appeal) of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)           If a claim by an indemnified party for indemnification under this Section 6 is found unenforceable in a final judgment by a court of competent jurisdiction (not subject to further appeal or review) even though the express provisions hereof provide for indemnification in such case, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any losses shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceedings.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to any contribution from any person who was not guilty of such fraudulent misrepresentation.

7.             Rule 144.  With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of Transfer Restricted Securities to the public without registration, the Company agrees to use its reasonable best efforts to:  make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of this Agreement through the end of the Effectiveness Period; file with the Commission, in a timely manner (or obtain extensions in respect thereof and file within the applicable grace period), all reports and other documents required of the Company under the Exchange Act; and so long as a Holder owns any Transfer Restricted Securities, furnish to such Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 of the 1933 Act and of the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company; and (iii) such other reports and documents as the Company may have available to it (and which are not deemed confidential by the Company) as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such Transfer Restricted Securities without registration.

8.             Underwritten Offering Procedures.  If any of the Transfer Restricted Securities included under the Shelf Registration Statement are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the shares of Common Stock included among such Transfer Restricted Securities (calculated as if all of the then outstanding Notes were converted into Common Stock at the time of such selection and the Warrants were exercised), provided, however, that such managing underwriters shall be reasonably satisfactory to the Company and the Company shall not be obligated to arrange for more than one Underwritten Offering during the Effectiveness Period.

No Person may participate in any underwritten registration hereunder unless such Person:  (i) agrees to sell such Person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the requisite Holders entitled hereunder to approve such arrangements;(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements; and (iii) at least 20% of the outstanding Transfer Restricted Securities are included in such Underwritten Offering.  The Holders participating in any Underwritten Offering shall be responsible for any expenses customarily borne by selling security holders, including underwriting discounts and commissions and fees and expenses of counsel to the selling security holders and the fees and expenses of the underwriter (including attorney’s fees and expenses).  During the pendency of any such Underwritten Offering, any Holders’ Transfer Restricted Securities not included in such Underwritten Offering shall not be the subject of a Shelf Registration Statement until 90 days after the date such Underwritten Offering has been concluded.